(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
July 31, 2001


Merrill Lynch
Maryland Municipal
Bond Fund


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Maryland
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


Merrill Lynch Maryland Municipal Bond Fund, July 31, 2001


DEAR SHAREHOLDER

The Municipal Market Environment
In recent months, investors' attention has been largely focused on weak US economic growth, volatile US equity markets, and most importantly, the Federal Reserve Board's responses to these factors. For the six-month period ended July 31, 2001, US economic growth remained weak despite repeated actions by the Federal Reserve Board to bolster US economic activity and consumer confidence. US economic activity, as measured by gross domestic product (GDP), grew 1.3% during the first quarter of 2001, while the second quarter's GDP recently was estimated at 0.7%. The Federal Reserve Board, at each of its meetings this year, lowered short-term interest rates to foster greater economic growth. In the first seven months of 2001, the Federal Reserve Board lowered short-term interest rates from 6.50% to 3.75%. Lower short-term interest rates should boost economic growth by allowing businesses to finance daily operations and company expansions more easily. Lower interest rates also can reduce mortgage rates, making housing more affordable to consumers, lifting both housing and related home furnishing industries.

Despite considerable weekly and monthly volatility, fixed-income bond yields for the six months ended July 31, 2001 were little changed from their late January 2001 levels. Yields initially declined into March before rising in early May and declined again for the remainder of the July period. Citing weakening employment, declines in business investment and profits and continued modest consumer spending, the Federal Reserve Board lowered short-term interest rates on a monthly basis through April 2001. Long-term taxable fixed-income interest rates responded by declining to recent historic lows. By late March, long-term US Treasury bond yields declined approximately 25 basis points (0.25%) to 5.26%.

Initially, equity markets, especially the NASDAQ, rallied strongly expecting the Federal Reserve Board to take whatever action was necessary to restore both economic growth and corporate profitability. During late April and May 2001, many investors reallocated assets out of US Treasury securities back into equities. Corporate treasurers also issued significant amounts of taxable debt to take advantage of historically low interest rates. These higher-yielding issues helped reduce the demand for US Treasury obligations. Additionally, a strong Producer Price Index released in early May ignited smoldering inflationary fears among many investors. These investors believed that the 250 basis point decline in short-term interest rates by the Federal Reserve Board through May would eventually rekindle a strong US economy with concomitant inflationary pressures. As a result of these factors, US Treasury bond prices declined sharply and yields rose to 5.90% by mid-May 2001.

However, in early June, a report was issued stating that US manufacturing remained weak. Additionally, large numbers of US companies began to release weaker-than-expected earnings reports that pushed equity prices lower. These factors combined to renew investor demand for US Treasury issues and bond prices began to rise. The fixed-income markets continued to improve in late June and throughout July as equities remained under considerable pressure. A sizeable decline in national employment released in early July also served to emphasize the ongoing decline in economic activity despite the Federal Reserve Board's easing of monetary policy in 2001. Weak foreign economies, particularly in Japan and Argentina, also bolstered investor demand for US Treasury obligations. The resultant positive market environment saw US Treasury yields decline to end July 2001 at 5.52%, essentially unchanged from their January 2001 closing yields of 5.50%.

During the six months ended July 31, 2001, the tax-exempt bond market also reacted to both the Federal Reserve Board's monetary policy and equity market volatility. However, its reaction was far more muted both in intensity and degree. The equity market rally in April and early May, combined with the possibility that the Federal Reserve Board was close to the end of its current interest rate reduction cycle, initially pushed municipal bond yields higher. By late May, as measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields rose to 5.65%, an increase of approximately 15 basis points from the end of January 2001 levels. However, during June and July 2001, both institutional and retail investor demand for tax-exempt securities significantly increased. For the remainder of the period, the municipal bond market was able to respond positively to this increased demand and long-term tax-exempt bond yields declined to 5.40% by July 31, 2001, a five basis point decline in long-term municipal bond yields from January 2001 levels.


Merrill Lynch Maryland Municipal Bond Fund, July 31, 2001


The recent relative outperformance of the tax-exempt bond market has been particularly impressive given the dramatic increase in long-term municipal bond issuance during the six-month period ended
July 31, 2001. Historically, low municipal bond yields have continued to allow municipalities to refund outstanding, higher-couponed debt. Also, as yields began to rise in early April, tax-exempt issuers rushed to issue new financing, fearing higher yields in the coming months. During the past six months, almost $145 billion in long-term tax-exempt bonds was issued, an increase of more than 40% compared to the same 12-month period a year ago. During July 2001, tax-exempt bond issuance was particularly heavy with more than $75 billion in long-term municipal bonds underwritten, an increase of more than 45% compared to the same period a year ago.

Historically, early July has often been a period of weak investor demand for tax-exempt products. Seasonal tax pressures, particularly in April, often result in the liquidation of municipal securities to meet Federal and state tax payments. In recent months, there was no appreciable selling by retail accounts. However, it was recently noted that thus far in 2001, net new cash inflows into municipal bond mutual funds reached $4 billion. The same 12-month period a year ago saw net new cash outflows of more than $13 billion. This suggests that the positive technical structure of the municipal market remains intact. Also, the months of June and July have tended to be periods of strong retail demand in response to the large coupon income payments and proceeds from bond maturities and early redemptions these months generated. Analysts estimated that investors received more than $60 billion in such proceeds in June 2001 and July 2001. Given continued weak equity markets, much of these monies were reinvested in tax-exempt products, increasing an already strong demand. Additionally, short-term municipal interest rates moved lower in response to the easier Federal Reserve Board monetary policy. Seasonal tax pressures kept short-term interest rates artificially high, although not as high as in recent years. As these pressures abated, short-term municipal interest rates declined to approximately 2.5%. As interest rates declined, investors extended maturities to take advantage of the steep municipal bond yield curve. All of these factors contributed to a very positive technical environment for municipal bonds in recent months. It is likely that much of this positive environment may continue in the coming months.

Looking forward, the municipal market's direction is uncertain. Should the US economy materially weaken into late summer, the Federal Reserve Board may be forced to ease monetary conditions to a greater extent than financial markets currently expect. The prospect of two or three additional interest rate easings is likely to push fixed-income bond yields, including municipal bonds, lower. However, should the cumulative 300 basis point decline in short-term interest rates by the Federal Reserve Board so far this year, in addition to the economic stimulus expected to be generated by recent Federal tax reform, combine to restore consumer confidence and economic activity, tax-exempt bond yields are unlikely to decline further. Given the strong technical position of the municipal bond market, however, the tax-exempt market is likely to continue to outperform its taxable counterpart in the near future.


Fiscal Year in Review
For the 12 months ended July 31, 2001, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +9.43%, +8.88%, +8.87% and +9.44%, respectively. This compares to the +10.08% return of the unmanaged benchmark Lehman Brothers Municipal Bond Index for the same period. However, the total return performance for the Fund was above the Lipper, Inc. average of other Maryland tax-exempt mutual funds. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 - 5 of this report to shareholders.)


Merrill Lynch Maryland Municipal Bond Fund, July 31, 2001


For the first six months of the fiscal year ended July 31, 2001, we continued our strategy of seeking to reduce the Fund's volatility. With signs of a decline in US economic growth and consumer confidence, a significant decline in Maryland municipal bond interest rates began in November 2000 and continued through March 2001. As interest rates declined, we maintained our strategy of selling interest rate-sensitive issues. With the proceeds, we purchased bonds with a maturity range of 15 years - 20 years.

By mid-April 2001, yields began to rise in reaction to both higher energy and equity prices. In anticipation of weaker economic news and strong retail demand, as well as large June and July interest payments, we began to extend the Fund's duration by purchasing interest rate-sensitive bonds. In June and July 2001, interest rates declined slowly because of weak economic conditions and strong retail demand. Recently, we shifted the Fund back into a neutral position. Going forward, we intend to remain fully invested in an effort to enhance shareholder income.


In Conclusion
We appreciate your ongoing interest in Merrill Lynch Maryland
Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Robert D. Sneeden)
Robert D. Sneeden
Vice President and Portfolio Manager



September 5, 2001



OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Roberta Cooper Ramo, Trustee
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Robert D. Sneeden, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Merrill Lynch Maryland Municipal Bond Fund, July 31, 2001


PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.


Average Annual Total Return

                                    % Return Without   % Return With
                                      Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 6/30/01                    +9.75%          +5.36%
Five Years Ended 6/30/01                  +6.19%          +5.32%
Inception (10/29/93) through 6/30/01      +4.73%          +4.18%

*Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                       % Return          % Return
                                      Without CDSC       With CDSC
Class B Shares*

One Year Ended 6/30/01                    +9.20%          +5.20%
Five Years Ended 6/30/01                  +5.65%          +5.65%
Inception (10/29/93) through 6/30/01      +4.20%          +4.20%

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                       % Return          % Return
                                      Without CDSC       With CDSC
Class C Shares*
One Year Ended 6/30/01                    +8.97%          +7.97%
Five Years Ended 6/30/01                  +5.52%          +5.52%
Inception (10/21/94) through 6/30/01      +6.01%          +6.01%

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                    % Return Without   % Return With
                                      Sales Charge     Sales Charge**
Class D Shares*
One Year Ended 6/30/01                    +9.64%          +5.25%
Five Years Ended 6/30/01                  +6.08%          +5.22%
Inception (10/21/94) through 6/30/01      +6.56%          +5.91%

*Maximum sales charge is 4%.
**Assuming maximum sales charge.


Merrill Lynch Maryland Municipal Bond Fund, June 31, 2001


PERFORMANCE DATA (concluded)

Total Return Based on a $10,000 Investment

A line graphic illustrating the growth of a $10,000 investment in Merrill Lynch Maryland Municipal Bond Fund++ Class A and Class B Shares* compared to a similar investment in Lehman Brothers Municipal Bond Index++++. Values illustrated are as follows:


Merrill Lynch Maryland Municipal Bond Fund++
Class A Shares*

DATE                        VALUE

10/29/1993**              $ 9,600.00
July 1994                 $ 9,186.00
July 1995                 $ 9,681.00
July 1996                 $10,247.00
July 1997                 $11,308.00
July 1998                 $12,038.00
July 1999                 $12,263.00
July 2000                 $12,654.00
July 2001                 $13,847.00


Merrill Lynch Maryland Municipal Bond Fund++
Class B Shares*

DATE                        VALUE

10/29/1993**              $10,000.00
July 1994                 $ 9,532.00
July 1995                 $10,005.00
July 1996                 $10,524.00
July 1997                 $11,554.00
July 1998                 $12,238.00
July 1999                 $12,404.00
July 2000                 $12,735.00
July 2001                 $13,866.00


Lehman Brothers Municipal Bond Index++++

DATE                        VALUE

10/29/1993**              $10,000.00
July 1994                 $ 9,848.00
July 1995                 $10,623.00
July 1996                 $11,324.00
July 1997                 $12,485.00
July 1998                 $13,233.00
July 1999                 $13,614.00
July 2000                 $14,201.00
July 2001                 $15,632.00



A line graphic illustrating the growth of a $10,000 investment in Merrill Lynch Maryland Municipal Bond Fund++ Class C and Class D Shares* compared to a similar investment in Lehman Brothers Municipal Bond Index++++. Values illustrated are as follows:


Merrill Lynch Maryland Municipal Bond Fund++
Class C Shares*

DATE                        VALUE

10/21/1994**              $10,000.00
July 1995                 $10,851.00
July 1996                 $11,413.00
July 1997                 $12,517.00
July 1998                 $13,230.00
July 1999                 $13,397.00
July 2000                 $13,741.00
July 2001                 $14,960.00


Merrill Lynch Maryland Municipal Bond Fund++
Class D Shares*

DATE                        VALUE

10/21/1994**              $ 9,600.00
July 1995                 $10,458.00
July 1996                 $11,047.00
July 1997                 $12,178.00
July 1998                 $12,951.00
July 1999                 $13,167.00
July 2000                 $13,574.00
July 2001                 $14,855.00


Lehman Brothers Municipal Bond Index++++

DATE                        VALUE

10/21/1994**              $10,000.00
July 1995                 $11,107.00
July 1996                 $11,840.00
July 1997                 $13,054.00
July 1998                 $13,836.00
July 1999                 $14,234.00
July 2000                 $14,848.00
July 2001                 $16,344.00

*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++ML Maryland Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the state of Maryland, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++++This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class C &Class D Shares' graph is from 10/31/94.
Past performance is not predictive of future performance.


Recent Performance Results*
                                                    6-Month         12-Month    Since Inception    Standardized
As of July 31, 2001                               Total Return    Total Return    Total Return     30-Day Yield
ML Maryland Municipal Bond Fund Class A Shares        +3.34%          +9.43%         +44.25%            3.71%
ML Maryland Municipal Bond Fund Class B Shares        +2.98           +8.88          +38.66             3.36
ML Maryland Municipal Bond Fund Class C Shares        +3.03           +8.87          +49.59             3.25
ML Maryland Municipal Bond Fund Class D Shares        +3.29           +9.44          +54.73             3.61

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's inception dates are from 10/29/93 for Class A & Class B
Shares and from 10/21/94 for Class C & Class D Shares.


Merrill Lynch Maryland Municipal Bond Fund, July 31, 2001


SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P      Moody's    Face
Ratings  Ratings   Amount                             Issue                                                      Value
Maryland--87.0%
NR*      NR*      $  500    Anne Arundel County, Maryland, Special Obligation Revenue Bonds
                            (Arundel Mills Project), 7.10% due 7/01/2029                                         $   537

AA       Aa2         600    Carroll County, Maryland, GO (County Commissioners--Consolidated
                            Public Improvement), 6.50% due 10/01/2024                                                654

AAA      Aaa       1,000    Maryland State and Local Facilities Loan, GO, First Series,
                            5.50% due 3/01/2010                                                                    1,103

NR*      Aa2       1,000    Maryland State Community Development Administration, Department of
                            Housing and Community Development, Housing Revenue Bonds, AMT,
                            Series B, 6.15% due 1/01/2021                                                          1,046

NR*      Aa2       1,250    Maryland State Community Development Administration, Department of
                            Housing and Community Development, Residential Revenue Refunding Bonds,
                            Series A, 5.60% due 3/01/2017 (c)                                                      1,300

NR*      Aaa       1,000    Maryland State Community Development Administration, Department of
                            Housing and Community Development Revenue Bonds (Waters Landing II
                            Apartments), AMT, Series A, 5.875% due 8/01/2033                                       1,043

                            Maryland State Community Development Administration, Department of
                            Housing and Community Development Revenue Refunding Bonds, S/F Program:
NR*      Aa2         500      4th Series, 6.45% due 4/01/2014                                                        516
NR*      Aa2         250      6th Series, 7.05% due 4/01/2017                                                        259

NR*      NR*         445    Maryland State Economic Development Corporation Revenue Bonds
                            (Health and Mental Hygiene Program), Series A, 7.125% due 3/01/2006                      454

AAA      Aaa       1,000    Maryland State Economic Development Corporation, Utility Infrastructure
                            Revenue Bonds (University of Maryland-College Park Project), 5.375%
                            due 7/01/2015 (a)                                                                      1,059

                            Maryland State Energy Financing Administration, Solid Waste Disposal
                            Revenue Bonds, AMT:
A1+      VMIG1++   1,100      (Cimenteries Project), VRDN, 2.85% due 5/01/2035 (j)                                 1,100
A-       NR*       1,000      Limited Obligation (Wheelabrator Water Projects), 6.45% due 12/01/2016               1,056

                            Maryland State Health and Higher Educational Facilities Authority
                            Revenue Bonds:
AA       Aa2         850      (John's Hopkins University Issue), 6% due 7/01/2039                                    930
AAA      Aaa         625      (University of Maryland Medical System), Series B, 7% due 7/01/2022 (b)                789

                            Maryland State Health and Higher Educational Facilities Authority,
                            Revenue Refunding Bonds:
AAA      Aaa       1,470      (Maryland General Hospital), 6.125% due 7/01/2019 (g)                                1,580
NR*      NR*         900      (Memorial Hospital of Cumberland), 6.50% due 7/01/2004 (h)                             982

NR*      Aa3       1,000    Maryland State Industrial Development Financing Authority, Revenue
                            Refunding Bonds (American Center for Physics Facility), 5.25% due 12/15/2014           1,056


PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Maryland Municipal Bond
Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
GO         General Obligation Bonds
PCR        Pollution Control Revenue Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family
STRIPES    Short-Term Rate Inverse Payment Exempt Securities
VRDN       Variable Rate Demand Notes


Merrill Lynch Maryland Municipal Bond Fund, July 31, 2001


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P      Moody's    Face
Ratings  Ratings   Amount                             Issue                                                      Value
Maryland (concluded)
                            Maryland Water Quality Financing Administration, Revolving Loan Fund
                            Revenue Bonds, Series A:
AA       Aa2      $  300      6.375% due 9/01/2010                                                               $   326
AA       Aa2         500      6.55% due 9/01/2014                                                                    524

NR*      Aa2         430    Montgomery County, Maryland, Housing Opportunities Commission, S/F
                            Mortgage Revenue Refunding Bonds, Series A, 5.75% due 7/01/2013                          459

AAA      Aaa         500    Montgomery County, Maryland, Parking Authority Revenue Refunding Bonds
                            (Silver Spring Parking Lot), Series A, 6.25% due 6/01/2009 (b)                           524

NR*      Baa3      1,000    Montgomery County, Maryland, Revenue Authority, Golf Course System
                            Revenue Bonds, Series A, 6.125% due 10/01/2022                                         1,005

NR*      A2        1,500    Northeast Maryland, Waste Disposal Authority, Solid Waste Revenue Bonds
                            (Montgomery County Resource Recovery Project), AMT, Series A, 6.30%
                            due 7/01/2016                                                                          1,564

AAA      NR*         500    Prince Georges County, Maryland, Housing Authority, Mortgage Revenue
                            Refunding Bonds (Parker Apartments Project), Series A, 7.25%
                            due 11/20/2016 (f)                                                                       521

AAA      NR*         645    Prince Georges County, Maryland, Housing Authority, S/F Mortgage Revenue
                            Bonds, AMT, Series A, 6.60% due 12/01/2025 (d)                                           666

A        A1        1,500    Prince Georges County, Maryland, PCR, Refunding (Potomac Electric Project),
                            5.75% due 3/15/2010                                                                    1,669

AA+      Aa3       1,000    University of Maryland, System Auxiliary Facility and Tuition Revenue Bonds,
                            Series A, 5.75% due 10/01/2019                                                         1,080


Puerto Rico--15.4%
AAAr     Aaa         500    Puerto Rico Commonwealth, GO, Refunding, RITR, Class R, Series 3,
                            8.616% due 7/01/2016 (g)(i)                                                              581

A1+      VMIG1++   1,100    Puerto Rico Commonwealth, Highway and Transportation Authority,
                            Transportation Revenue Refunding Bonds, VRDN, Series A, 2.50%
                            due 7/01/2028 (a)(j)                                                                   1,100

AAA      Aaa         400    Puerto Rico Electric Power Authority, Power Revenue Bonds, STRIPES,
                            Series T, 8.524% due 7/01/2005 (e)(i)                                                    456

AAA      Aaa       1,000    Puerto Rico Public Financing Corporation Revenue Bonds (Commonwealth
                            Appropriation), Series A, 5.50% due 8/01/2019 (g)                                      1,063

AAA      Aaa       1,000    University of Puerto Rico, University Revenue Refunding Bonds,
                            Series O, 5.375% due 6/01/2030 (g)                                                     1,015

Total Investments (Cost--$26,734)--102.4%                                                                         28,017
Liabilities in Excess of Other Assets--(2.4)%                                                                      (644)
                                                                                                                 -------
Net Assets--100.0%                                                                                               $27,373
                                                                                                                 =======

(a)AMBAC Insured.
(b)FGIC Insured.
(c)FHA Insured.
(d)FNMA/GNMA Collateralized.
(e)FSA Insured.
(f)GNMA Collateralized.
(g)MBIA Insured.
(h)Prerefunded.
(i)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2001.
(j)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2001.
*Not Rated.
++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte &
Touche LLP.

See Notes to Financial Statements.


Merrill Lynch Maryland Municipal Bond Fund, July 31, 2001


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 2001
Assets:           Investments, at value (identified cost--$26,734,414)                                     $  28,017,354
                  Cash                                                                                            79,683
                  Receivables:
                    Interest                                                             $    337,306
                    Beneficial interest sold                                                   93,615            430,921
                                                                                         ------------
                  Prepaid expenses and other assets                                                               10,174
                                                                                                           -------------
                  Total assets                                                                                28,538,132
                                                                                                           -------------

Liabilities:      Payables:
                    Securities purchased                                                    1,046,170
                    Dividends to shareholders                                                  22,793
                    Beneficial interest redeemed                                               15,641
                    Distributor                                                                10,008
                    Investment adviser                                                          5,557          1,100,169
                                                                                         ------------
                  Accrued expenses and other liabilities                                                          65,275
                                                                                                           -------------
                  Total liabilities                                                                            1,165,444
                                                                                                           -------------
Net Assets:       Net assets                                                                               $  27,372,688
                                                                                                           =============

Net Assets        Class A Shares of beneficial interest, $.10 par value,
Consist of:       unlimited number of shares authorized                                                    $      18,183
                  Class B Shares of beneficial interest, $.10 par value,
                  unlimited number of shares authorized                                                          220,193
                  Class C Shares of beneficial interest, $.10 par value,
                  unlimited number of shares authorized                                                           22,407
                  Class D Shares of beneficial interest, $.10 par value,
                  unlimited number of shares authorized                                                           17,561
                  Paid-in capital in excess of par                                                            26,992,517
                  Accumulated realized capital losses on investments--net                                    (1,181,113)
                  Unrealized appreciation on investments--net                                                  1,282,940
                                                                                                           -------------
                  Net assets                                                                               $  27,372,688
                                                                                                           =============

Net Asset         Class A--Based on net assets of $1,787,697 and 181,828 shares
Value:            of beneficial interest outstanding                                                       $        9.83
                                                                                                           =============
                  Class B--Based on net assets of $21,654,595 and 2,201,932 shares
                  of beneficial interest outstanding                                                       $        9.83
                                                                                                           =============
                  Class C--Based on net assets of $2,204,220 and 224,069 shares of
                  beneficial interest outstanding                                                          $        9.84
                                                                                                           =============
                  Class D--Based on net assets of $1,726,176 and 175,609 shares of
                  beneficial interest outstanding                                                          $        9.83
                                                                                                           =============

See Notes to Financial Statements.


Merrill Lynch Maryland Municipal Bond Fund, July 31, 2001


FINANCIAL INFORMATION (continued)
Statement of Operations

                                                                                                      For the Year Ended
                                                                                                           July 31, 2001
Investment        Interest and amortization of premium and discount earned                                 $   1,402,350
Income:

Expenses:         Investment advisory fees                                               $    137,485
                  Account maintenance and distribution fees--Class B                          100,298
                  Professional fees                                                            71,074
                  Printing and shareholder reports                                             50,557
                  Accounting services                                                          37,336
                  Transfer agent fees--Class B                                                 14,471
                  Account maintenance and distribution fees--Class C                           12,001
                  Trustees' fees and expenses                                                   7,519
                  Registration fees                                                             6,745
                  Pricing fees                                                                  5,475
                  Custodian fees                                                                2,248
                  Transfer agent fees--Class C                                                  1,521
                  Account maintenance fees--Class D                                             1,246
                  Transfer agent fees--Class A                                                  1,063
                  Transfer agent fees--Class D                                                    798
                  Other                                                                         6,526
                                                                                         ------------
                  Total expenses before reimbursement                                         456,363
                  Reimbursement of expenses                                                  (74,992)
                                                                                         ------------
                  Total expenses after reimbursement                                                             381,371
                                                                                                           -------------
                  Investment income--net                                                                       1,020,979
                                                                                                           -------------

Realized &        Realized loss on investments--net                                                              (4,036)
Unrealized        Change in unrealized appreciation on investments--net                                        1,130,641
Gain (Loss) on                                                                                             -------------
Investments       Net Increase in Net Assets Resulting from Operations                                     $   2,147,584
--Net:                                                                                                     =============


See Notes to Financial Statements.


Merrill Lynch Maryland Municipal Bond Fund, July 31, 2001


FINANCIAL INFORMATION (continued)
Statements of Changes in Net Assets

                                                                                             For the Year Ended July 31,
Increase (Decrease) in Net Assets:                                                            2001               2000
Operations:       Investment income--net                                                 $  1,020,979      $   1,140,036
                  Realized gain (loss) on investments--net                                    (4,036)            142,647
                  Change in unrealized appreciation on investments--net                     1,130,641          (769,630)
                                                                                         ------------      -------------
                  Net increase in net assets resulting from operations                      2,147,584            513,053
                                                                                         ------------      -------------

Dividends to      Investment income--net:
Shareholders:       Class A                                                                  (77,095)           (94,113)
                    Class B                                                                 (810,020)          (900,913)
                    Class C                                                                  (78,780)           (96,299)
                    Class D                                                                  (55,084)           (48,711)
                                                                                         ------------       ------------
                  Net decrease in net assets resulting from dividends to shareholders     (1,020,979)        (1,140,036)
                                                                                         ------------       ------------

Beneficial        Net increase (decrease) in net assets derived from beneficial
Interest          interest transactions                                                     2,237,962        (6,301,598)
Transactions:                                                                            ------------       ------------

Net Assets:       Total increase (decrease) in net assets                                   3,364,567        (6,928,581)
                  Beginning of year                                                        24,008,121         30,936,702
                                                                                         ------------       ------------
                  End of year                                                            $ 27,372,688       $ 24,008,121
                                                                                         ============       ============

See Notes to Financial Statements.


Merrill Lynch Maryland Municipal Bond Fund, July 31, 2001


FINANCIAL INFORMATION (continued)
Financial Highlights

The following per share data and ratios
have been derived from information
provided in the financial statements.                                                          Class A
                                                                                     For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                               2001      2000       1999        1998       1997
Per Share           Net asset value, beginning of year             $   9.40   $   9.56   $   9.80    $   9.66   $   9.21
Operating                                                          --------   --------   --------    --------   --------
Performance:        Investment income--net                              .44        .45        .43         .47        .48
                    Realized and unrealized gain (loss)
                    on investments--net                                 .43      (.16)      (.24)         .14        .45
                                                                   --------   --------   --------    --------   --------
                    Total from investment operations                    .87        .29        .19         .61        .93
                                                                   --------   --------   --------    --------   --------
                    Less dividends from investment income--net        (.44)      (.45)      (.43)       (.47)      (.48)
                                                                   --------   --------   --------    --------   --------
                    Net asset value, end of year                   $   9.83   $   9.40   $   9.56    $   9.80   $   9.66
                                                                   ========   ========   ========    ========   ========

Total Investment    Based on net asset value per share                9.43%      3.19%      1.87%       6.46%     10.35%
Return:*                                                           ========   ========   ========    ========   ========

Ratios to Average   Expenses, net of reimbursement                    1.06%       .91%       .94%        .73%       .47%
Net Assets:                                                        ========   ========   ========    ========   ========
                    Expenses                                          1.36%      1.21%      1.26%       1.21%      1.32%
                                                                   ========   ========   ========    ========   ========
                    Investment income--net                            4.56%      4.82%      4.35%       4.80%      5.11%
                                                                   ========   ========   ========    ========   ========

Supplemental        Net assets, end of year (in thousands)         $  1,788   $  1,771   $  2,309    $  2,303   $  1,928
Data:                                                              ========   ========   ========    ========   ========
                    Portfolio turnover                               37.69%     35.57%     30.98%      88.89%     94.90%
                                                                   ========   ========   ========    ========   ========


*Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.


Merrill Lynch Maryland Municipal Bond Fund, July 31, 2001


FINANCIAL INFORMATION (continued)
Financial Highlights (continued)

The following per share data and ratios
have been derived from information
provided in the financial statements.                                                          Class B
                                                                                     For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                               2001      2000       1999        1998       1997
Per Share           Net asset value, beginning of year             $   9.40   $   9.56   $   9.80    $   9.66   $   9.21
Operating                                                          --------   --------   --------    --------   --------
Performance:        Investment income--net                              .39        .40        .38         .42        .43
                    Realized and unrealized gain (loss)
                    on investments--net                                 .43      (.16)      (.24)         .14        .45
                                                                   --------   --------   --------    --------   --------
                    Total from investment operations                    .82        .24        .14         .56        .88
                                                                   --------   --------   --------    --------   --------
                    Less dividends from investment income--net        (.39)      (.40)      (.38)       (.42)      (.43)
                                                                   --------   --------   --------    --------   --------
                    Net asset value, end of year                   $   9.83   $   9.40   $   9.56    $   9.80   $   9.66
                                                                   ========   ========   ========    ========   ========

Total Investment    Based on net asset value per share                8.88%      2.67%      1.36%       5.92%      9.79%
Return:*                                                           ========   ========   ========    ========   ========

Ratios to Average   Expenses, net of reimbursement                    1.57%      1.42%      1.45%       1.23%       .97%
Net Assets:                                                        ========   ========   ========    ========   ========
                    Expenses                                          1.87%      1.72%      1.77%       1.72%      1.82%
                                                                   ========   ========   ========    ========   ========
                    Investment income--net                            4.04%      4.31%      3.84%       4.29%      4.59%
                                                                   ========   ========   ========    ========   ========

Supplemental        Net assets, end of year (in thousands)         $ 21,655   $ 19,257   $ 24,775    $ 23,306   $ 21,851
Data:                                                              ========   ========   ========    ========   ========
                    Portfolio turnover                               37.69%     35.57%     30.98%      88.89%     94.90%
                                                                   ========   ========   ========    ========   ========

*Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.


Merrill Lynch Maryland Municipal Bond Fund, July 31, 2001


FINANCIAL INFORMATION (continued)
Financial Highlights (continued)

The following per share data and ratios
have been derived from information
provided in the financial statements.                                                          Class C
                                                                                     For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                               2001      2000       1999        1998       1997
Per Share           Net asset value, beginning of year             $   9.40   $   9.56   $   9.80    $   9.67   $   9.22
Operating                                                          --------   --------   --------    --------   --------
Performance:        Investment income--net                              .38        .39        .37         .41        .42
                    Realized and unrealized gain (loss)
                    on investments--net                                 .44      (.16)      (.24)         .13        .45
                                                                   --------   --------   --------    --------   --------
                    Total from investment operations                    .82        .23        .13         .54        .87
                                                                   --------   --------   --------    --------   --------
                    Less dividends from investment income--net        (.38)      (.39)      (.37)       (.41)      (.42)
                                                                   --------   --------   --------    --------   --------
                    Net asset value, end of year                   $   9.84   $   9.40   $   9.56    $   9.80   $   9.67
                                                                   ========   ========   ========    ========   ========

Total Investment    Based on net asset value per share                8.87%      2.57%      1.26%       5.70%      9.67%
Return:*                                                           ========   ========   ========    ========   ========

Ratios to Average   Expenses, net of reimbursement                    1.67%      1.52%      1.56%       1.34%      1.07%
Net Assets:                                                        ========   ========   ========    ========   ========
                    Expenses                                          1.97%      1.82%      1.88%       1.82%      1.92%
                                                                   ========   ========   ========    ========   ========
                    Investment income--net                            3.94%      4.19%      3.73%       4.19%      4.47%
                                                                   ========   ========   ========    ========   ========

Supplemental        Net assets, end of year (in thousands)         $  2,204   $  2,002   $  2,762    $  2,307   $  2,038
Data:                                                              ========   ========   ========    ========   ========
                    Portfolio turnover                               37.69%     35.57%     30.98%      88.89%     94.90%
                                                                   ========   ========   ========    ========   ========

*Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.


Merrill Lynch Maryland Municipal Bond Fund, July 31, 2001


FINANCIAL INFORMATION (concluded)
Financial Highlights (concluded)

The following per share data and ratios
have been derived from information
provided in the financial statements.                                                          Class D
                                                                                     For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                               2001      2000       1999        1998       1997
Per Share           Net asset value, beginning of year             $   9.39   $   9.55   $   9.80    $   9.66   $   9.21
Operating                                                          --------   --------   --------    --------   --------
Performance:        Investment income--net                              .43        .44        .42         .46        .47
                    Realized and unrealized gain (loss)
                    on investments--net                                 .44      (.16)      (.25)         .14        .45
                                                                   --------   --------   --------    --------   --------
                    Total from investment operations                    .87        .28        .17         .60        .92
                                                                   --------   --------   --------    --------   --------
                    Less dividends from investment income--net        (.43)      (.44)      (.42)       (.46)      (.47)
                                                                   --------   --------   --------    --------   --------
                    Net asset value, end of year                   $   9.83   $   9.39   $   9.55    $   9.80   $   9.66
                                                                   ========   ========   ========    ========   ========

Total Investment    Based on net asset value per share                9.44%      3.09%      1.67%       6.35%     10.24%
Return:*                                                           ========   ========   ========    ========   ========

Ratios to Average   Expenses, net of reimbursement                    1.17%      1.01%      1.04%        .83%       .56%
Net Assets:                                                        ========   ========   ========    ========   ========
                    Expenses                                          1.47%      1.31%      1.36%       1.31%      1.41%
                                                                   ========   ========   ========    ========   ========
                    Investment income--net                            4.42%      4.73%      4.25%       4.70%      5.00%
                                                                   ========   ========   ========    ========   ========

Supplemental        Net assets, end of year (in thousands)         $  1,726   $    978   $  1,091    $  1,107   $    883
Data:                                                              ========   ========   ========    ========   ========
                    Portfolio turnover                               37.69%     35.57%     30.98%      88.89%     94.90%
                                                                   ========   ========   ========    ========   ========

*Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.


Merrill Lynch Maryland Municipal Bond Fund, July 31, 2001


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Maryland Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select
Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective August 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund and no cumulative adjustment will be necessary.


Merrill Lynch Maryland Municipal Bond Fund, July 31, 2001


NOTES TO FINANCIAL STATEMENTS (continued)

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Expenses--Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAMD Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million;
 .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

For the year ended July 31, 2001, FAM earned fees of $137,485, of which $74,992 was waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                          Account
                        Maintenance      Distribution
                            Fee               Fee

Class B                     .25%             .25%
Class C                     .25%             .35%
Class D                     .10%              --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 2001, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                            FAMD            MLPF&S

Class A                    $  6            $    94
Class D                    $787            $13,857


For the year ended July 31, 2001, MLPF&S received contingent deferred sales charges of $26,495 and $130 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimbursed FAM at its cost for such services. For the year ended July 31, 2001, the Fund reimbursed FAM an aggregate of $6,025 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2001 were $10,558,626 and $8,914,608, respectively.


Merrill Lynch Maryland Municipal Bond Fund, July 31, 2001


Net realized losses for the year ended July 31, 2001 and net unrealized gains as of July 31, 2001 were as follows:

                                 Realized       Unrealized
                                  Losses           Gains

Long-term investments           $ (4,036)       $1,282,940
                                ---------       ----------
Total                           $ (4,036)       $1,282,940
                                =========       ==========


As of July 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $1,282,940, all of which related to appreciated securities. The aggregate cost of investments at July 31, 2001 for Federal income tax purposes was $26,734,414.


4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions was $2,237,962 and $(6,301,598) for the years ended July 31, 2001 and July 31, 2000, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Year                              Dollar
Ended July 31, 2001                       Shares         Amount

Shares sold                               31,145    $   301,715
Shares issued to shareholders
in reinvestment of dividends               6,063         58,465
                                       ---------    -----------
Total issued                              37,208        360,180
Shares redeemed                         (43,818)      (421,887)
                                       ---------    -----------
Net decrease                             (6,610)    $  (61,707)
                                       =========    ===========


Class A Shares for the Year                              Dollar
Ended July 31, 2000                       Shares         Amount

Shares sold                               22,974    $   212,144
Shares issued to shareholders
in reinvestment of dividends               7,384         68,253
                                       ---------    -----------
Total issued                              30,358        280,397
Shares redeemed                         (83,491)      (770,096)
                                       ---------    -----------
Net decrease                            (53,133)    $ (489,699)
                                       =========    ===========


Class B Shares for the Year                              Dollar
Ended July 31, 2001                       Shares         Amount

Shares sold                              494,598    $ 4,781,191
Shares issued to shareholders
in reinvestment of dividends              40,061        386,720
                                       ---------    -----------
Total issued                             534,659      5,167,911
Automatic conversion of shares           (6,035)       (57,570)
Shares redeemed                        (375,715)    (3,611,334)
                                       ---------    -----------
Net increase                             152,909    $ 1,499,007
                                       =========    ===========


Class B Shares for the Year                              Dollar
Ended July 31, 2000                       Shares         Amount

Shares sold                              188,466    $ 1,748,293
Shares issued to shareholders
in reinvestment of dividends              44,854        414,719
                                       ---------    -----------
Total issued                             233,320      2,163,012
Automatic conversion of shares           (8,236)       (77,454)
Shares redeemed                        (767,846)    (7,111,106)
                                       ---------    -----------
Net decrease                           (542,762)    $(5,025,548)
                                       =========    ===========


Class C Shares for the Year                              Dollar
Ended July 31, 2001                       Shares         Amount

Shares sold                               97,313    $   947,995
Shares issued to shareholders
in reinvestment of dividends               5,055         48,835
                                       ---------    -----------
Total issued                             102,368        996,830
Shares redeemed                         (91,301)      (887,476)
                                       ---------    -----------
Net increase                              11,067    $   109,354
                                       =========    ===========


Class C Shares for the Year                              Dollar
Ended July 31, 2000                       Shares         Amount

Shares sold                               43,483    $   404,543
Shares issued to shareholders
in reinvestment of dividends               5,911         54,716
                                       ---------    -----------
Total issued                              49,394        459,259
Shares redeemed                        (125,193)    (1,153,731)
                                       ---------    -----------
Net decrease                            (75,799)    $ (694,472)
                                       =========    ===========


Merrill Lynch Maryland Municipal Bond Fund, July 31, 2001


NOTES TO FINANCIAL STATEMENTS (concluded)


Class D Shares for the Year                              Dollar
Ended July 31, 2001                       Shares         Amount

Shares sold                               76,312    $   737,447
Automatic conversion of shares             6,041         57,570
Shares issued to shareholders
in reinvestment of dividends               2,801         27,069
                                       ---------    -----------
Total issued                              85,154        822,086
Shares redeemed                         (13,614)      (130,778)
                                       ---------    -----------
Net increase                              71,540    $   691,308
                                       =========    ===========


Class D Shares for the Year                              Dollar
Ended July 31, 2000                       Shares         Amount

Shares sold                                5,707    $    52,823
Automatic conversion of shares             8,237         77,454
Shares issued to shareholders
in reinvestment of dividends               2,785         25,730
                                       ---------    -----------
Total issued                              16,729        156,007
Shares redeemed                         (26,831)     ( 247,886)
                                       ---------    -----------
Net decrease                            (10,102)    $  (91,879)
                                       =========    ===========



5. Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by FAM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended July 31, 2001.


6. Capital Loss Carryforward:
At July 31, 2001, the Fund had a net capital loss carryforward of approximately $1,111,000, of which $333,000 expires in 2003 and $778,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.


Merrill Lynch Maryland Municipal Bond Fund, July 31, 2001


INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, Merrill Lynch Maryland
Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series
Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Maryland Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Maryland Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
September 10, 2001


IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch Maryland Municipal Bond Fund during its taxable year ended July 31, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.